UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 821-9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 6, 2011, Sterling Construction Company, Inc. (the "Company") entered into employment agreements with each of Patrick T. Manning, Chairman and Chief Executive Officer; Joseph P. Harper, Sr., President & Chief Operating Officer; Anthony F. Colombo, Executive Vice President — Operations; Joseph P. Harper, Jr., Executive Vice President — Finance; Brian R. Manning, Executive Vice President & Chief Business Development Officer; and Elizabeth D. Brumley, Chief Accounting Officer & Controller.

Except for compensation levels, the employment agreements of these executive officers are substantially the same.  They are effective as of January 1, 2011, the day following the expiration of their prior employment agreements, except for Ms. Brumley's agreement, which became effective as of February 1, 2011, the date she joined the Company.  All of the agreements expire on December 31, 2013 except for Joseph P. Harper, Sr.'s agreement, which expires on December 31, 2011, at which time, Mr. Harper and the Board will determine the extent of his ongoing activities in light of the Company's succession planning program.

The agreements provide for the salary and annual incentive compensation set forth in the table below.  Annual incentive compensation is computed as a percentage of an executive incentive compensation pool.  The pool is an amount equal to four percent of a defined earnings number, namely, the Company's income before income taxes and earnings attributable to noncontrolling interests for a given year (as set forth in the Company's audited consolidated statements of operations) after adding back any accrual of incentive compensation for executives who share in the pool.

Name	Title	Salary	Percentage of Annual Bonus Pool
Patrick T. Manning	Chairman & Chief Executive Officer	$550,000	22.5%
Joseph P. Harper, Sr.	President & Chief Operating Officer	$525,000	22.0%
Anthony F. Colombo	Executive Vice President — Operations	$360,000	16.5%
Joseph P. Harper, Jr.	Executive Vice President — Finance	$315,000	16.5%
Brian R. Manning	Executive Vice President & Chief Business Development Officer	$315,000	16.5%
Elizabeth D. Brumley	Chief Accounting Officer & Controller	$315,000	(1)

(1)
Ms. Brumley's annual incentive compensation is not defined as a percentage of the pool, but she is eligible to earn the same dollar amount of annual incentive compensation as Messrs. Colombo, Joseph P. Harper, Jr., and Brian R. Manning and on the same terms and conditions.

If earned, the annual incentive compensation is payable 30% in cash, up to 20% in cash based on the level of achievement by the executive of personal goals established for the year, and 50% in the form of a restricted stock award that vests after three years.  No incentive compensation is paid if the Company has no earnings and none is paid if the Company's three-year average return on equity at the end of a given year is less than five percent.  The shares issued under the restricted stock award are forfeited if the executive resigns before the expiration of the three-year term or is terminated for cause.  The restrictions lapse in advance of the expiration of the three-year term if the executive is terminated without cause.

The agreements also establish a discretionary pool in an amount equal to one percent of the same defined earnings number as is used for the annual incentive compensation pool described above.  This discretionary amount is allocated among the executive officers of the Company based on senior management's recommendations, and is subject to the approval of the Company's Compensation Committee.

The employment agreements also contain the following terms:

•	Each executive is entitled to participate in the Company's health and other insurance plans to the same extent and on the same basis as other employees of the Company.

•
Each of Messrs. Patrick T. Manning and Joseph P. Harper, Sr. is entitled to so many days of paid vacation as he believes is appropriate in light of the needs of the business.  The others executives are entitled to five weeks of paid vacation a year.

•	The Company is obligated to elect each executive to his or her current position.

•
If the executive is terminated without cause, or resigns because the Company commits a material breach of a material term of the executive's employment agreement and fails to cure the breach within 30 days, the Company has the following obligations:

o	To pay the executive at the rate of his or her then current salary in a lump sum for the balance of the term of the agreement or for twelve full calendar months, which ever period is longer;

o
To pay the executive the annual incentive compensation that would have been earned had the executive remained an employee of the Company through the end of the calendar year in which his or her employment terminated, and any such compensation payable in shares of stock is instead paid in cash.

o
To provide the executive with the same medical and dental coverage he or she had prior to termination of employment, provided that the executive pays the Company the annual premium for those benefits that would be payable under COBRA (less the COBRA administrative surcharge) and the Company is obligated to reimburse the executive for those payments.  To the extent that any medical or dental expense or in-kind benefits are taxable to the executive in a given year, the Company is obligated to reimburse them.

•
In the event of the death or permanent disability of the executive during the term of the agreement, the Company is obligated to pay the executive his or her salary then in effect through the date of death as well as a portion of any annual incentive compensation that would have been earned had the executive remained an employee through the end of the calendar year in which termination occurred, based on the number of days during the year that the executive was an employee, and any such compensation payable in shares of stock is instead paid in cash.

•
The Company may terminate the executive's employment for cause.  Cause is defined generally as neglect of duties, gross negligence, an act of dishonesty, conviction of a crime (other than a minor misdemeanor) participation in an activity involving moral turpitude that is or could reasonably be expected to be injurious to the business or reputation of the Company, and immoderate use of alcohol and/or the use of non-prescribed narcotics that adversely and materially affects the performance of the executive's duties.

•
Each executive has the right to resign on 90 days prior written notice to the Company.  In the event the executive's resignation becomes effective before the end of a calendar year, no incentive compensation of any kind is paid for that year or any subsequent year.  In the event that the executive's resignation becomes effective at or after the end of the calendar year in which notice of resignation was given, the executive is entitled to any earned annual incentive compensation for that calendar year (but for no subsequent year) without regard to having given a notice of resignation.

•
Each Executive is prohibited from competing with the Company's business in Texas or in any other state in which the Company derives at least 10% of its revenues.  This non-compete obligation remains in effect following the termination of employment for twelve months or for the period, if any, for which the Company is obligated to pay the executive's salary, whichever period is longer.

•
The Company is obligated to indemnify each executive in his or her capacity as a director, officer and/or employee of the Company and of any affiliate of the Company to the fullest extent permitted by the Company's charter, its by-laws and the laws of the State of Delaware, and to provide coverage at the Company's expense under a directors and officers liability insurance policy.

•	Each executive is entitled upon termination of employment to purchase any insurance maintained by the Company for its own benefit on the executive's life at its then cash surrender value.

•
In the event of a restatement of the financial statements of the Company or of one of its subsidiaries, the agreements require repayment by the executive of any incentive compensation that would not have been paid had the financial statements been restated at the time the incentive compensation was calculated.  The repayment is required irrespective of whether the executive was culpable with respect to the error, event, act or omission that caused the restatement to be made.  In the event that the restatement shows that there was an underpayment of incentive compensation, the Company makes up the difference to the executive.

Concurrently with the execution of the employment agreements, the Company entered into a Change of Control Agreement with each of the executives.  The Change of Control Agreement, which has no fixed term, provides that in the event the executive's employment is terminated without cause within thirty days before, or two years after a change of control of the Company, the Company will pay the executive an amount equal to three time his or her annual salary then in effect less any amount payable to the executive as severance either under an employment agreement or discretionarily by the Company.  In addition, any outstanding restricted stock awarded as compensation vests.

Item 2.02                 Results of Operations and Financial Condition.

On May 9, 2011, the Company issued a press release announcing operating results for the first quarter of 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, and such information and exhibit shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934 or under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such a filing.

Item 5.02                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of the Chief Financial Officer.  James H. Allen, Jr., who has been the Company's Chief Financial Officer since July 2007, has advised the Company of his resignation, for family health reasons, effective May 31, 2011.  However, Mr. Allen has agreed to continue as a consultant to the Company commencing June 1, 2011.

Appointment of an Acting Chief Financial Officer.  The Board of Directors of the Company has elected Joseph P. Harper, Jr., currently Executive Vice President — Finance, as the Company's Chief Financial Officer (acting) effective upon Mr. Allen's resignation.  Mr. Harper has been with the Company in various operating and financial roles for more than the last fifteen years.  Mr. Harper is the son of Joseph P. Harper, Sr., who is the Company's President & Chief Operating Officer and a director.

Amendment and Restatement of the 2001 Stock Incentive Plan.  The ten-year term of the Company's 2001 Stock Incentive Plan expires on July 23, 2011.  Accordingly, on May 6, 2011, the Board of Directors of the Company adopted an amendment and restatement of the plan.  The amendment and restatement is primarily intended to extend the term of the plan for another ten years, to update the plan to reflect changes in tax and other laws since its original adoption, and to change the name of the plan to the Sterling Construction Company, Inc. Stock Incentive Plan.

The amendment and restatement of the plan does not increase the 1,000,000 shares of common stock subject to issuance under the plan.  That number is subject to adjustment in the case of stock splits or stock combinations.  The Company will submit the plan as amended and restated for stockholder approval at the Company's 2012 Annual Meeting of Stockholders.

The purpose of the plan is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make, or are expected to make important contributions to the Company by providing those persons with opportunities for equity ownership and performance-based incentives, and thereby to better align the interests of those persons with those of the Company's stockholders.  Unless further extended, the plan as amended and restated expires on May 6, 2021.

The plan is administered by the Board of Directors, which has the authority to adopt, amend and repeal administrative rules, guidelines and practices relating to the plan and to interpret its provisions.  The Board of Directors has delegated that authority to the Compensation Committee.  The Board of Directors has also delegated to the Compensation Committee the authority to grant awards under the plan.  No consideration is payable to the Company for the grant of a stock option.

The plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights.

Stock options are granted at an exercise price in the discretion of the Compensation Committee, but subject to applicable laws, rules and regulations.  Options granted under the plan typically will vest over time and can be exercised no more than 10 years after the date of the grant.

Restricted stock awards give recipients shares of common stock subject to restrictions, typically on the sale or other transfer of the shares for a fixed period of time.  The shares are forfeited to the Company in the event that conditions or events specified in the award occur prior to the end of the restriction period established for the award.  Under the plan, other awards may be granted based upon the Company's common stock having terms and conditions that the Compensation Committee determines.

The officers, employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted awards under the plan.

In any calendar year, the maximum number of shares of common stock subject to options, and the maximum number of shares of common stock which may be subject to restricted stock awards that are granted or awarded to any one participant may not exceed 100,000.  The maximum amount of any other compensation that may be paid to any participant pursuant to an award under the plan in any calendar year may not exceed the fair market value of 100,000 shares of common stock if the compensation under the award is denominated only in terms of shares of common stock or a multiple of the fair market value per share of common stock; or in all other cases, shall not exceed $1,000,000.

The plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 or qualified under Section 401(a) of the Internal Revenue Code.

Item 5.07                 Submission of Matters to a Vote of Security Holders.

Date of Meeting:                                May 6, 2011

Type of Meeting:                                Annual Meeting of Stockholders

Matters voted on:

	For	Against	Abstain	Broker Non-Votes
Election of Directors. Robert A. Eckels	11,033,914	1,142,079	3,801	1,879,170
Joseph P. Harper, Sr.	9,569,127	2,606,866	3,801	1,879,170
Patrick T. Manning	9,659,258	2,516,785	3,751	1,879,170
Ratification of the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2011.	14,007,600	47,779	3,585	-0-
Approval of Executive Compensation (an advisory vote)	12,015,021	105,022	59,751	1,879,170

Frequency of conducting a vote on executive compensation (an advisory vote)
Every One year	Every Two Years	Every Three years	Abstain	Broker Non-Votes
11,232,700	20,223	869,492	57,379	1,879,170

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description
10.1#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Patrick T. Manning (filed herewith)
10.2#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Patrick T. Manning (filed herewith)
10.3#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Sr. (filed herewith)
10.4#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Sr. (filed herewith)
10.5#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Anthony F. Colombo (filed herewith).
10.6#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Anthony F. Colombo (filed herewith)
10.7#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Jr. (filed herewith).
10.8#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Jr. (filed herewith)
10.9#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Brian R. Manning (filed herewith).
10.10#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Brian R. Manning (filed herewith)
10.11#*	Employment Agreement dated as of February 1, 2011 between Sterling Construction Company, Inc. and Elizabeth D. Brumley (filed herewith).
10.12#*	Change of Control Agreement dated as of February 1, 2011 between Sterling Construction Company, Inc. and Elizabeth D. Brumley (filed herewith)
10.13#*	The Sterling Construction Company, Inc. Stock Incentive Plan adopted May 6, 2011 (filed herewith).
99.1	Press release, dated May 9, 2011 (furnished herewith)

__________________

#  Management contract or compensatory plan or arrangement.

*  Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2011                                                                          Sterling Construction Company, Inc.
/s/ Roger M. Barzun
Roger M. Barzun

Exhibit Index

Exhibit Number	Description
10.1#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Patrick T. Manning (filed herewith)
10.2#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Patrick T. Manning (filed herewith)
10.3#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Sr. (filed herewith)
10.4#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Sr. (filed herewith)
10.5#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Anthony F. Colombo (filed herewith).
10.6#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Anthony F. Colombo (filed herewith)
10.7#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Jr. (filed herewith).
10.8#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Joseph P. Harper, Jr. (filed herewith)
10.9#*	Employment Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Brian R. Manning (filed herewith).
10.10#*	Change of Control Agreement dated as of January 1, 2011 between Sterling Construction Company, Inc. and Brian R. Manning (filed herewith)
10.11#*	Employment Agreement dated as of February 1, 2011 between Sterling Construction Company, Inc. and Elizabeth D. Brumley (filed herewith).
10.12#*	Change of Control Agreement dated as of February 1, 2011 between Sterling Construction Company, Inc. and Elizabeth D. Brumley (filed herewith)
10.13#*	The Sterling Construction Company, Inc. Stock Incentive Plan adopted May 6, 2011 (filed herewith).
99.1	Press release, dated May 9, 2011 (furnished herewith)

#  Management contract or compensatory plan or arrangement.

*  Filed herewith.